FIRST AMENDMENT TO EMPLOYMENT AGREEMENT


       THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT
  ("First Amendment"), made and entered into this 22nd day of April, 1999, to be effective as of the 1st day of May, 1999, by and between DIMON Incorporated
  (the "Company") and Brian J. Harker (the "Executive").

       WHEREAS, the Company and the Executive entered into that certain Employment Agreement (the "Agreement") dated January 3, 1997, which was effective as of October
  1, 1996. The Company and the Executive have agreed to modify Section 3.1 of the Agreement to reflect certain understandings between the parties with regard to the expiration date of the Initial Term and the provisions for notice regarding expiration of the Term of the Executive's employment.

       NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Company and the Executive agree that the Agreement shall be amended as follows:

       1.   The date "September 30, 1999" used in
  subsection (i) of the first sentence of Section 3.1 shall be replaced with the date "October 31, 1999" such that the first sentence of Section 3.1 shall read as follows:

                 3.1  Term of Employment.  The
            term of the Executive's employment
            (the "Initial Term") under this
            Agreement shall commence effective as
            of October 1, 1996, and shall
            continue until the earliest to occur
            of the following dates (the
            "Termination Date"):  (i) October
            31, 1999 (except as otherwise
            provided in this Section 3.1); (ii)
            the last day of the Employment Year
            (as defined in this Section 3.1) in
            which the Executive attains the age
            of sixty (60); (iii) the date of
            death of the Executive; (iv) the date
            coinciding with the end of one
            hundred eighty (180) days of
            continuous "Total Disability" of the
            Executive (as defined in Section
            7.4); (v) the specified date of
            termination under the Notice
            Exception (as defined in Section
            3.2); (vi) the date of termination
            under the Cause Exception (as defined
            in Section 3.3) determined pursuant
            to Section 3.5; or (vii) the date the
            Executive terminates his employment
            for Good Reason (as defined in
            Section 3.4) determined pursuant to
            Section 3.5.

       2.   The date "August 1" in the third sentence of
  Section 3.1 shall be replaced with the date "September
  1" such that the third sentence of Section 3.1 shall read as follows:

            If either party hereto desires for
            the Term to expire at the end of the
            Initial Term or at the end of any
            succeeding one-year Extension Period,
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            such party shall give written notice
            of such desire to the other party no
            later than September 1 of the
            Employment Year (as defined in this
            Section 3.1) in which the Initial
            Term will expire or September 1 of
            any succeeding one-year Extension
            Period.

       3. The date "October 1" used in the last sentence of Section 3.1 shall be replaced with the date "November
  1" such that the sentence reads as follows:

            Each twelve-month period beginning
            November 1 during the Term is
            referred to herein as an "Employment
            Year."

       IN WITNESS WHEREOF, the parties have executed this First Amendment to Employment Agreement on the day and year first above written.

                                     EXECUTIVE


                                     /s/  Brian J. Harker
                                     ____________________________
                                     Brian J. Harker

  WITNESS


  Susan P. Herndon
  /s/  Susan P. Herndon
  _________________________

                                     DIMON INCORPORATED


                                          /s/  Richard O. O'Reilly
                                     By:  Richard O. O'Reilly
                                          ______________________

                                     Its:  Senior Vice President -
                                           Human Relations
                                           ______________________

  Attest:

  /s/  John O. Hunnicut
  John O. Hunnicutt
  _________________________
  Secretary/Assistant Secretary

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